Long- Term Debt (Tables) - OAK Street Health Inc and Affiliates [Member]	9 Months Ended
Sep. 30, 2020
Summary of Long-term Debt Instruments

OSH LLC entered into a debt agreement with Hercules Capital, Inc. (“Hercules”) for $20,000 on August 7, 2017, as discussed further below. On August 11, 2020, the Company used a portion of the net proceeds from the offering to pay off the $80,000 principal outstanding under the Hercules debt agreement, 9.75% interest loan originally due to mature December 2022 in full at a price of 107%. In connection with the voluntary prepayment of the entire remaining borrowings outstanding, the Company recognized interest expense, net of $3,204 during the third quarter of 2020 related to the prepayment charge, the end of term charge and the write off of unamortized debt issuance costs.

Long-term debt balances as of the September 30, 2020 and December 31, 2019 were as follows:

	September 30, 2020	December 31, 2019
Note payable to Hercules Capital, Inc., originally dated August 7, 2017 and amended April 26, 2019 and January 13, 2020. The note bears a floating interest rate of the greater of 9.75% or the sum the Prime Rate plus 5.00%.	$-	$80,000
Total debt
Less:
Unamortized discount and debt issuance costs	-	1,347
Current maturities	-	(18,507)
Total long-term debt	$-	$62,840

Summary of Debt Issuance Costs	Debt issuance costs and original issuance discount as of the periods presented below were as follows:
	September 30, 2020	December 31, 2019
Accretion of end-of-term charge	$-	$(1,830)
Original issuance discount	-	191
Additional issuance discount	-	543
Amortization of deferred financing costs	-	(251)
Unamortized discount and debt issuance costs	$-	$(1,347)